Exhibit 10.3

Dated: 8 November 2017

GENER8 MARITIME SUBSIDIARY VII INC.
as Borrower

THE COMPANIES listed in Part A of Schedule 1
as joint and several Owner Guarantors and
joint and several Hedge Guarantors

GENER8 MARITIME, INC.
as Parent Guarantor

THE BANKS AND FINANCIAL INSTITUTIONS listed in Part B of Schedule 1 as Original Lenders

CITIBANK, N.A., LONDON BRANCH
as ECA Co-ordinator and ECA Agent

NORDEA BANK AB (PUBL), NEW YORK BRANCH
as Facility Agent and Security Agent

SECOND SUPPLEMENTAL AGREEMENT

relating to a Facility Agreement, dated as of 30 November 2015 (as supplemented by a Supplemental
Agreement, dated as of 28 December 2015, and as amended and restated by an Amending and
Restating Deed, dated as of 29 June 2016)
for certain term loan facilities of up to $385,227,495

Index

ClausePage

1......................................................DEFINITIONS AND INTERPRETATION3

2........................................AGREEMENT OF THE FINANCE PARTIES4

3........................................................................................CONDITIONS PRECEDENT4

4............................................................................................................REPRESENTATIONS5

5.AMENDMENTS TO FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS6

6..................................................................................................FURTHER ASSURANCE7

7................................................................................................COSTS AND EXPENSES7

8....................................................................................................................................................NOTICES7

9........................................................................................................................COUNTERPARTS7

10....................................................................................................................GOVERNING LAW7

11........................................................................................................................ENFORCEMENT8

Schedules

Execution

Execution Pages

THIS AGREEMENT is made on 8 November 2017 (this “Agreement”)

AMONG

GENER8 MARITIME SUBSIDIARY VII INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as borrower (the “Borrower”);

THE LIMITED LIABILITY COMPANIES listed in Part A of Schedule 1 (The Parties) hereto as joint and several owner guarantors (the “Owner Guarantors”) and as joint and several hedge guarantors (the “Hedge Guarantors”);

GENER8 MARITIME, INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as the parent guarantor (the “Parent Guarantor”);

THE BANKS AND FINANCIAL INSTITUTIONS listed in Part B of Schedule 1 (The Parties) hereto as lenders (the “Original Lenders” and each, an “Original Lender”);

CITIBANK, N.A., LONDON BRANCH as ECA agent (the “ECA Agent”) and as ECA co‑ordinator (the “ECA Co-ordinator”);

NORDEA BANK AB (PUBL), NEW YORK BRANCH as agent of the other Finance Parties (as successor of Nordea Bank Finland Plc, New York Branch, the “Facility Agent”); and

NORDEA BANK AB (PUBL), NEW YORK BRANCH as security agent for the Secured Parties (as successor of Nordea Bank Finland Plc, New York Branch, the “Security Agent”).

BACKGROUND

By the Facility Agreement, the Lenders agreed to make available to the Borrower a facility of up to $385,227,495.00.

The Obligors have requested certain amendments be made to the financial ratios provided for in the Facility Agreement.

This Agreement sets out the terms and conditions on which the Lenders and the other Finance Parties agree, with effect on and from the Effective Date, at the request of the Obligors, to make certain amendments to the financial covenants in the Facility Agreement, certain consequential amendments to the Facility Agreement and the other Finance Documents and certain other minor changes.

OPERATIVE PROVISIONS

1DEFINITIONS AND INTERPRETATION

1.1Definitions

In this Agreement:

“Effective Date” means the later of (i) the date of this Agreement and (ii) the date on which the conditions precedent in Clause 3 (Conditions Precedent) are satisfied or waived.

“Facility Agreement” means the facility agreement dated as of 30 November 2015 and made between (i) the Borrower as borrower, (ii) the Owner Guarantors as owner guarantors and as hedge guarantors, (iii) the Parent Guarantor, (iv) the banks and financial institutions named therein as mandated lead arrangers, (v) the Original Lenders as original lenders, (vi) the banks and financial institutions named therein as original hedge counterparties, (vii) the ECA Agent as ECA agent and as ECA co-ordinator, (viii) the Facility Agent as facility agent and (ix) the Security Agent as security agent, as supplemented by a Supplemental Agreement, dated as of 28 December 2015, and as amended and restated by an Amending and Restating Deed, dated as of 29 June 2016.

“Party” means a party to this Agreement.

1.2Defined expressions

Defined expressions in the Facility Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.

1.3Application of construction and interpretation provisions of Facility Agreement

Clause 1.2 (construction) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

1.4Designation as a Finance Document

The Borrower and the Facility Agent designate this Agreement as a Finance Document.

1.5Third party rights

Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Third Parties Act to enforce or to enjoy the benefit of any term of this Agreement.

2AGREEMENT OF THE FINANCE PARTIES

2.1Agreement of the Lenders and the other Finance Parties

The Lenders and the other Finance Parties agree, subject to and upon the terms and conditions of this Agreement, to the amendments to the Facility Agreement set out in Clause 5.1 (Specific amendments to the Facility Agreement).

2.2Effective Date

The agreement of the Lenders and the other Finance Parties contained in Clause 2.1 (Agreement of the Lenders and the other Finance Parties) shall have effect on and from the Effective Date.

3CONDITIONS PRECEDENT

The agreement of the Lenders and the other Finance Parties contained in Clause 2.1 (Agreement of the Lenders and the other Finance Parties) is subject to:

(a)no Default continuing on the date of this Agreement and the Effective Date or resulting from the occurrence of the Effective Date;

(b)the Repeating Representations to be made by each Obligor being true in all material respects (it being understood and agreed that such representations and warranties shall be deemed to have been made on each of the date of this Agreement and the Effective Date with reference to the facts and circumstances existing as at such dates, except to the extent that such representations and warranties specifically refer to an earlier date, in which they shall be true and correct in all material respects as of such earlier date (but further provided that the representation made under clause 18.7 (Financial Statements; Financial Condition; Undisclosed Liabilities) of the Facility Agreement which shall be made with reference to the latest financial statements provided under the Facility Agreement and as at the last day of the financial period in relation to which such financial statements relate);

(c)no event described in paragraph (a) of clause 7.2 (change of control) of the Facility Agreement having occurred on the date of this Agreement or the Effective Date; and

(d)the Facility Agent shall have received this Agreement, duly executed by the Obligors and the Lenders.

4REPRESENTATIONS

4.1Corporate Power and Authority; Legal Validity and Enforceability

(a)Each Obligor has the corporate or other applicable power and authority to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary corporate or other applicable action to authorize the execution, delivery and performance by it of this Agreement.

(b)Each Obligor has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

4.2No Violation

Neither the execution, delivery or performance by any Obligor of this Agreement, nor compliance by it with the terms and provisions thereof, will:

(a)contravene any material provision of any applicable law, statute, rule or regulation or any applicable order, judgment, writ, injunction or decree of any court or governmental instrumentality;

(b)conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Security (except Other Permitted Security) upon any of the material properties or assets of such Obligor pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which such Obligor is a party or by which it or any of its material property or assets is bound or to which it may be subject; or

(c)violate any provision of the Constitutional Documents of such Obligor.

5AMENDMENTS TO FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS

5.1Specific amendments to the Facility Agreement

With effect on and from the Effective Date, the Facility Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)clause 1.1 of the Facility Agreement be amended by:

(i)deleting the definition of “Debt Service Coverage Ratio”;

(ii)inserting the following new definition in the appropriate alphabetical order:

“Interest Expense Coverage Ratio”  shall mean, for any period, the ratio of the Consolidated EBITDA for such period to the Consolidated Cash Interest Expense for such period.”

(b)clause 20.2 of the Facility Agreement be amended by deleting the same in its entirety and replacing it with the following instead:

“Interest Expense Coverage Ratio

The Parent Guarantor will not permit the Interest Expense Coverage Ratio for any Test Period ending on or after 30 September 2017 to be less than 2.50:1.00.”

(c)clause 20.4 of the Facility Agreement be amended by deleting the same in its entirety and replacing it with the following instead:

“Maximum Consolidated Leverage

The Parent Guarantor will not permit the Consolidated Leverage Ratio to be greater than 0.60 to 1.00 on the last day of any Test Period ending on or after 30 September 2017.”

(d)the definition of, and references throughout to, each Finance Document shall be construed as if the same referred to that Finance Document as amended and supplemented by this Agreement; and

(e)by construing references throughout to “this Agreement” and other like expressions as if the same referred to the Facility Agreement as amended and supplemented by this Agreement.

5.2Amendments to Finance Documents

With effect on and from the Effective Date, each of the Finance Documents, other than the Facility Agreement, shall be, and shall be deemed by this Agreement to have been, amended as follows:

(a)the definition of, and references throughout each of the Finance Documents to, the Facility Agreement and any of the other Finance Documents shall be construed as if the same referred to the Facility Agreement and those Finance Documents as amended and supplemented by this Agreement; and

(b)by construing references throughout each of the Finance Documents to “this Agreement”, “this Deed” and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Agreement.

5.3Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)the amendments to the Finance Documents contained or referred to in Clause 5.1 (Specific amendments to the Facility Agreement) and Clause 5.2 (Amendments to Finance Documents); and

(b)such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

6FURTHER ASSURANCE

Clause 21.34 (Further Assurance) of the Facility Agreement shall apply, with any necessary adaptations, in relation to this Agreement.

7COSTS AND EXPENSES

Notwithstanding anything to the contrary contained in the Facility Agreement, none of the Obligors, the Lenders, the Mandated Lead Arrangers, the Facility Agent or the Security Agent shall be responsible for any costs and expenses (including legal fees) incurred in connection with the negotiation, preparation, printing, execution, syndication and perfection of this Agreement.

8NOTICES

Clause 38 (notices) of the Facility Agreement, as amended and supplemented by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

9COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

10GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

11ENFORCEMENT

11.1Jurisdiction

(a)The courts of England have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”).

(b)The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.

(c)This Clause 11.1 (Jurisdiction) is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

11.2Service of process

(a)Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(i)irrevocably appoints Cheeswrights as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

(ii)agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within five (5) days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE PARTIES

PART A

THE OBLIGORS

Name of Borrower	Place of Incorporation or Formation	Registration number (or equivalent, if any)	Address for Communication
GENER8 MARITIME SUBSIDIARY VII INC.	REPUBLIC OF MARSHALL ISLANDS	78649	299 PARK AVENUE, 2nd Floor NEW YORK, NY 10171-0002 Attn: Chief Financial Officer Telephone: (212) 763-5600 Facsimile: (212) 763-5608 E-mail: finance@gener8maritime.com
			With a copy to: Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036 Attention: Kenneth Chin, Esq. Telephone: +1 212 715 9100 Facsimile: +1 212 715 8000

Name of Parent Guarantor	Place of Incorporation or Formation	Registration number (or equivalent, if any)	Address for Communication
GENER8 MARITIME INC.	REPUBLIC OF MARSHALL ISLANDS	31343	299 PARK AVENUE, 2nd Floor NEW YORK, NY 10171-0002 Attn: Chief Financial Officer Telephone: (212) 763-5600 Facsimile: (212) 763-5608 E-mail: finance@gener8maritime.com
			With a copy to: Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036 Attention: Kenneth Chin, Esq. Telephone: +1 212 715 9100 Facsimile: +1 212 715 8000

Name of Owner Guarantor / Hedge Guarantor	Place of Incorporation or Formation	Registration number (or equivalent, if any)	Address for Communication
GENER8 STRENGTH LLC GENER8 SUPREME LLC GENER8 SUCCESS LLC GENER8 ANDRIOTIS LLC GENER8 CHIOTIS LLC GENER8 MILTIADES LLC	REPUBLIC OF MARSHALL ISLANDS	963430 963435 963434 963431 963432 963433	299 PARK AVENUE, 2nd Floor NEW YORK, NY 10171-0002 Attn: Chief Financial Officer Telephone: (212) 763-5600 Facsimile: (212) 763-5608 E-mail: finance@gener8maritime.com
With a copy to: Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036 Attention: Kenneth Chin, Esq. Telephone: +1 212 715 9100 Facsimile: +1 212 715 8000

PART B

THE ORIGINAL LENDERS

Name of Commercial Lender	Address for Communication
CITIBANK, N.A., LONDON BRANCH

Citibank N.A., London Branch,
Citigroup Centre, Canada Square,
London, E14 5LB
c/o Citibank International Limited,
Poland Branch
7/9 Traugutta str., 1st Floor
00-985 Warsaw, Poland
Attention: Loan Operations Department
(Kara Catt / Romina Coates — EAF Middle Office)
Telephone: +44 207986 4881
Facsimile: +44 207 655 2380
E-mail:  cibuk.loans@citi.com

With a copy to:

388 Greenwich Street,
New York, NY, 10013
Attention: Meghan O’Connor
Telephone: +1 212 816 8557
Facsimile: N/A
E-mail: meghan.oconnor@citi.com

THE EXPORT-IMPORT BANK OF CHINA

No.30 Fu Xing Men Nei St., Xicheng District
Beijing, China 100031
Attention: Transport Finance Department (Jenny Mi/ Wei Zhenyu)
Telephone: +86 10 83578412/83579512
Facsimile: +86 10 83578428/9

Email:

mijie@eximbank.gov.cn

weizhenyu@eximbank.gov.cn

BANK OF CHINA, NEW YORK BRANCH

Bank of China, New York Branch
410 Madison Avenue
New York, NY 10017

Attention: Operation Service Department
(Ms. Wenzhen Zhang)

Telephone: +1 646 231 3143
Facsimile: +1 212 371 4185

Email:

svnloanadmin.nvb@bocusa.com

wzhang@bocusa.com

EXECUTION PAGES

GENER8 MARITIME SUBSIDIARY VII INC., as Borrower

/s/ Dean Scaglione
Dean Scaglione
Vice President and Treasurer

GENER8 MARITIME, INC., as Parent Guarantor

/s/ Dean Scaglione
Dean Scaglione
Controller and Treasurer

GENER8 STRENGTH LLC, as Owner Guarantor and Hedge Guarantor

/s/ Dean Scaglione
Dean Scaglione
Manager

GENER8 SUPREME LLC, as Owner Guarantor and Hedge Guarantor

/s/ Dean Scaglione
Dean Scaglione
Manager

GENER8 SUCCESS LLC, as Owner Guarantor and Hedge Guarantor

/s/ Dean Scaglione
Dean Scaglione
Manager

[Signature page to Gener8 Sinosure Second Supplemental Agreement]

GENER8 ANDRIOTIS LLC, as Owner Guarantor and Hedge Guarantor

/s/ Dean Scaglione
Dean Scaglione
Manager

GENER8 CHIOTIS LLC, as Owner Guarantor and Hedge Guarantor

/s/ Dean Scaglione
Dean Scaglione
Manager

GENER8 MILTIADES LLC, as Owner Guarantor and Hedge Guarantor

/s/ Dean Scaglione
Dean Scaglione
Manager

[Signature page to Gener8 Sinosure Second Supplemental Agreement]

CITIBANK, N.A., LONDON BRANCH, as Original Lender

/s/ Meghan O’Connor
Name: Meghan O’Connor
Title: Vice President

[Signature page to Gener8 Sinosure Second Supplemental Agreement]

/
THE EXPORT-IMPORT BANK OF CHINA, as Original Lender

/s/ Gao Zefeng
Name: Gao Zefeng
Title: Deputy Manager

[Signature page to Gener8 Sinosure Second Supplemental Agreement]

BANK OF CHINA, NEW YORK BRANCH, as Original Lender

Name:
Title:

[Signature page to Gener8 Sinosure Second Supplemental Agreement]

/C
CITIBANK, N.A., LONDON BRANCH, as ECA Co-ordinator and ECA Agent

/s/ Christopher Conway
Name: Christopher Conway
Title: Managing Director

Nordea Bank AB (publ), New York Branch, as Facility Agent

/s/ Martin Lunder
Name: Martin Lunder
Title: Managing Director

/s/ Jessika Larsson
Name: Jessika Larsson
Title: Assistant Vice President

Nordea Bank AB (publ), New York Branch, as Security Agent

/s/ Martin Lunder
Name: Martin Lunder
Title: Managing Director

/s/ Jessika Larsson
Name: Jessika Larsson
Title: Assistant Vice President

[Signature page to Gener8 Sinosure Second Supplemental Agreement]